UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	December 30, 2024

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097

State of Hawaii

(State or other jurisdiction of incorporation)

1001 Bishop Street, Suite 2900, Honolulu, Hawaii 96813

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(808) 543-5662

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hawaiian Electric Industries, Inc.	Common Stock, Without Par Value	HE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On December 30, 2024, Hawaiian Electric Industries, Inc. (“HEI”) became a party to separate investment agreements (each, an “Investment Agreement” and, together, the “Investment Agreements”) each by and among itself, ASB Hawaii, Inc., a wholly owned subsidiary of HEI (“Seller”) and American Savings Bank, F.S.B., a wholly owned subsidiary of Seller (“ASB”), on the one hand, and each investor named in the Investment Agreement (each, an “Investor” and, together, the “Investors”), on the other hand. HEI and ASB are parties to the Investment Agreements solely for the respective purposes set forth in the Investment Agreements.

Each of Ann C. Teranishi, Danielle Aiu, Anthony Mizuno, Steven Nakahara, Natalie M.H. Taniguchi, Dane Alain Teruya, John Steven Ward, Elizabeth Whitehead and Brian Yoshii currently serves as an executive officer of ASB and each of them, either directly or through a related trust, is party to an Investment Agreement. Each of Richard J. Dahl, Michael Kennedy and Yoko Otani currently serves as an independent director of ASB and each of them, either directly or through a related trust, is party to an Investment Agreement.

Pursuant to the Investment Agreements and on the terms and subject to the conditions set forth therein, (i) each Investor, including the officers and directors of ASB named above, separately purchased from Seller a number of shares of common stock of ASB (“ASB Common Stock”) specified in each Investment Agreement for a purchase price of $50,000 in cash per share of ASB Common Stock (each such purchase of ASB Common Stock, an “Investment” and, collectively, the “Investments”) and (ii) Seller retained 9.9% of the issued and outstanding shares of ASB Common Stock, resulting in a sale, in the aggregate, of 90.1% of the issued and outstanding ASB Common Stock for an aggregate purchase price of $405,450,000, the proceeds of which will be received by Seller.

The Investments closed on December 31, 2024. No Investor acquired more than 9.9% of the issued and outstanding shares of ASB Common Stock. Following consummation of the Investments contemplated by the Investment Agreements, and subject to completion of regulatory requirements to deregister as a Savings and Loan Holding Company, it is expected that HEI and Seller will no longer be treated as Savings and Loan Holding Companies under the Home Owners’ Loan Act.

HEI, Seller, ASB and each of the Investors provided customary representations, warranties and covenants in the Investment Agreements. Under the Investment Agreements, Seller has provided (and HEI is financially responsible for) indemnification rights in favor of the Investors in respect of certain breaches of representations and warranties and in respect of certain pre-closing taxes of ASB. The indemnification rights are subject to terms, conditions and limitations, including as to amounts, each as set forth in the Investment Agreements.

The description of the Investment Agreements set forth above does not purport to be complete and is qualified in its entirety by reference to the terms and conditions of the Investment Agreements, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11, 10.12, 10.13, 10.14, 10.15, 10.16, 10.17, 10.18, 10.19, 10.20, 10.21, 10.22 and 10.23 hereto and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The ASB Common Stock is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) as a security issued by a “bank” in reliance upon Section 3(a)(2) of the Securities Act, and the transactions are exempt from registration under the securities offering regulations of the Office of the Comptroller of the Currency at 12 C.F.R. Part 16 (“Part 16”) as transactions that satisfy Rule 144A under the Securities Act or as transactions that are exempt from registration under Section 4 of the Securities Act.

Item 7.01	Regulation FD Disclosure

On December 31, 2024, HEI issued a press release announcing the Investment Agreements. A copy of the press release is attached hereto as Exhibit 99.1. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Investment Agreement, dated December 30, 2024, by and among ASB Hawaii, Inc., 3Edgewood Investments, LLC, American Savings Bank, F.S.B. and Hawaiian Electric Industries, Inc.*
10.2	Investment Agreement, dated December 30, 2024, by and among ASB Hawaii, Inc., Blue Ocean Ventures, LLC, American Savings Bank, F.S.B. and Hawaiian Electric Industries, Inc.*
10.3	Investment Agreement, dated December 30, 2024, by and among ASB Hawaii, Inc., Castle Creek Capital Partners VIII Co-Investment Fund C, LP, American Savings Bank, F.S.B. and Hawaiian Electric Industries, Inc.*
10.4	Investment Agreement, dated December 30, 2024, by and among ASB Hawaii, Inc., Castle Creek Capital Partners VIII, LP, American Savings Bank, F.S.B. and Hawaiian Electric Industries, Inc.*
10.5	Investment Agreement, dated December 30, 2024, by and among ASB Hawaii, Inc., CDI American, LLC, American Savings Bank, F.S.B. and Hawaiian Electric Industries, Inc.*
10.6	Investment Agreement, dated December 30, 2024, by and among ASB Hawaii, Inc., Celtic Bank Corporation, American Savings Bank, F.S.B. and Hawaiian Electric Industries, Inc.*
10.7	Investment Agreement, dated December 30, 2024, by and among ASB Hawaii, Inc., Davis Partnership, L.P., American Savings Bank, F.S.B. and Hawaiian Electric Industries, Inc.*
10.8	Investment Agreement, dated December 30, 2024, by and among ASB Hawaii, Inc., Golden Peak SPV24 LLC, American Savings Bank, F.S.B. and Hawaiian Electric Industries, Inc.*
10.9	Investment Agreement, dated December 30, 2024, by and among ASB Hawaii, Inc., JCSD Bishop, LLC, American Savings Bank, F.S.B. and Hawaiian Electric Industries, Inc.*
10.10	Investment Agreement, dated December 30, 2024, by and among ASB Hawaii, Inc., Strategic Value Investors LP, American Savings Bank, F.S.B. and Hawaiian Electric Industries, Inc.*
10.11	Investment Agreement, dated December 30, 2024, by and among ASB Hawaii, Inc., Pomegranate Funding, LLC, American Savings Bank, F.S.B. and Hawaiian Electric Industries, Inc.*

10.12	Investment Agreement, dated December 30, 2024, by and among ASB Hawaii, Inc., the Ann C. Teranishi Revocable Trust, American Savings Bank, F.S.B. and Hawaiian Electric Industries, Inc.*
10.13	Investment Agreement, dated December 30, 2024, by and among ASB Hawaii, Inc., Danielle Aiu, American Savings Bank, F.S.B. and Hawaiian Electric Industries, Inc.*
10.14	Investment Agreement, dated December 30, 2024, by and among ASB Hawaii, Inc., the Anthony Mizuno Revocable Trust, American Savings Bank, F.S.B. and Hawaiian Electric Industries, Inc.*
10.15	Investment Agreement, dated December 30, 2024, by and among ASB Hawaii, Inc., Steven Nakahara, American Savings Bank, F.S.B. and Hawaiian Electric Industries, Inc.*
10.16	Investment Agreement, dated December 30, 2024, by and among ASB Hawaii, Inc., the Natalie M.H. Taniguchi Revocable Living Trust, American Savings Bank, F.S.B. and Hawaiian Electric Industries, Inc.*
10.17	Investment Agreement, dated December 30, 2024, by and among ASB Hawaii, Inc., Dane Alain Teruya, American Savings Bank, F.S.B. and Hawaiian Electric Industries, Inc.*
10.18	Investment Agreement, dated December 30, 2024, by and among ASB Hawaii, Inc., John Steven Ward, American Savings Bank, F.S.B. and Hawaiian Electric Industries, Inc.*
10.19	Investment Agreement, dated December 30, 2024, by and among ASB Hawaii, Inc., Karen Elizabeth Whitehead, American Savings Bank, F.S.B. and Hawaiian Electric Industries, Inc.*
10.20	Investment Agreement, dated December 30, 2024, by and among ASB Hawaii, Inc., Brian Yoshii, American Savings Bank, F.S.B. and Hawaiian Electric Industries, Inc.*
10.21	Investment Agreement, dated December 30, 2024, by and among ASB Hawaii, Inc., The Richard J. Dahl Revocable Living Trust, American Savings Bank, F.S.B. and Hawaiian Electric Industries, Inc.*
10.22	Investment Agreement, dated December 30, 2024, by and among ASB Hawaii, Inc., the Kennedy Family Living Trust, American Savings Bank, F.S.B. and Hawaiian Electric Industries, Inc.*
10.23	Investment Agreement, dated December 30, 2024, by and among ASB Hawaii, Inc., Yoko Otani, American Savings Bank, F.S.B. and Hawaiian Electric Industries, Inc.*
99.1	Press Release, dated December 31, 2024.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Pursuant to Item 601(b)(10)(iv) of Regulation S-K promulgated by the Securities and Exchange Commission, certain portions of this exhibit, marked by [***], have been omitted because the registrant has determined that the information is (i) not material and (ii) is the type that the registrant treats as private or confidential. The registrant hereby agrees to furnish supplementally to the Securities and Exchange Commission, upon its request, an unredacted copy of this exhibit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWAIIAN ELECTRIC INDUSTRIES, INC.
(Registrant)

Dated: December 31, 2024	By: /s/ Scott T. DeGhetto
Scott T. DeGhetto
Executive Vice President,
Chief Financial Officer and Treasurer